# Grant Park Fund

## Class A, B, Legacy 1, Global 1 and Global 3 Units

Monthly Performance Report • July 2013



**Consider your alternatives. Invest smarter.®**

GRANT PARK FUND®

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
626 W. Jackson, Suite 600
Chicago, IL 60661

## Market Commentary: July 2013

**Currencies:** The New Zealand dollar appreciated by nearly 3%, reaching a five-year high in the process, after the governor of the country's Reserve Bank announced plans to raise interest rates. Gains were accelerated when the governor of the Reserve Bank of Australia expressed plans to cut interest rates in the near future. The Australian dollar depreciated materially on the same news.

**Energy:** Crude oil markets rallied nearly 7% as the U.S. Energy Information Administration reported the largest two-week decrease in U.S. crude inventories on record. Supply concerns stemming from political and civil unrest in the Middle East added to gains. Natural gas markets continued to experience sharp declines as moderate weather covered the Midwest and Northeast regions of the U.S., putting pressure on demand.

**Equities:** The Hang Seng Index made gains in excess of 5% as the People's Bank of China allowed banks to determine their own interest rates on loans for the first time in history and ensured that it will intervene if the economy's slowdown continues to accelerate. The S&P 500 reached record highs as major U.S. companies reported strong earnings, supporting bullish sentiments in the markets.

**Fixed Income:** Prices for 30-Year U.S. Treasury Bonds decreased by more than 1% as investors speculated about a possible tapering of the Federal Reserve's Quantitative Easing policy in the near future.

**Grains/Foods:** Corn prices plummeted by 27% as ideal growing conditions persisted throughout a crucial pollination period for the crop, which drove the yield estimate to a record high. Soybean markets also depreciated materially on news of a record harvest out of Brazil and favorable weather forecasts in the U.S.

**Metals:** Gold prices gained 8% as the U.S. dollar depreciated against most global currencies and investors attempted to cover their short positions. Silver prices appreciated modestly on the same news. Base metal markets finished the month slightly higher as investors reacted to mixed news out of China concerning the current state of its economy.

### A Units (Closed to New Investment)

| | | | | | 2000 | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | 11.0% | 7.0% | 15.3% | 20.0% | -7.6% | -3.4% | 9.1% | 12.6% | 19.9% |
| | **Jan** | **Feb** | **Mar** | **Apr** | **May** | **Jun** | **Jul** | **Aug** | **Sep** | **Oct** | **Nov** | **Dec** | **YTD** |
| 2009 | -0.9% | -0.8% | -3.3% | -1.7% | 1.6% | -3.4% | -1.3% | 1.1% | 1.2% | -2.6% | 4.2% | -3.6% | **-9.2%** |
| 2010 | -8.0% | 0.6% | 4.1% | 1.8% | -3.8% | -0.2% | -1.7% | 2.8% | 3.2% | 4.3% | -2.6% | 4.6% | **4.5%** |
| 2011 | -0.5% | 2.3% | -2.5% | 3.8% | -6.9% | -3.8% | 3.0% | -1.8% | -1.6% | -4.5% | -0.6% | 0.0% | **-13.0%** |
| 2012 | 0.0% | 0.8% | -2.2% | 0.0% | 6.2% | -4.9% | 3.6% | -1.3% | -2.1% | -5.6% | -0.6% | 0.5% | **-6.1%** |
| 2013 | 1.5% | -2.9% | 1.2% | 1.0% | -2.8% | -3.1% | -0.2% | | | | | | **-5.4%** |

### B Units (Closed to New Investment)

| | | | | | | | | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | | 7.7% | -8.4% | -4.3% | 8.3% | 11.8% | 18.9% |
| | **Jan** | **Feb** | **Mar** | **Apr** | **May** | **Jun** | **Jul** | **Aug** | **Sep** | **Oct** | **Nov** | **Dec** | **YTD** |
| 2009 | -1.0% | -0.9% | -3.3% | -1.8% | 1.6% | -3.5% | -1.3% | 1.1% | 1.1% | -2.6% | 4.2% | -3.6% | **-9.9%** |
| 2010 | -8.0% | 0.6% | 4.0% | 1.7% | -3.9% | -0.3% | -1.7% | 2.7% | 3.2% | 4.3% | -2.6% | 4.5% | **3.8%** |
| 2011 | -0.6% | 2.2% | -2.5% | 3.7% | -7.0% | -3.8% | 3.0% | -1.9% | -1.7% | -4.6% | -0.6% | -0.1% | **-13.5%** |
| 2012 | -0.1% | 0.7% | -2.3% | -0.1% | 6.1% | -4.9% | 3.5% | -1.4% | -2.2% | -5.7% | -0.7% | 0.5% | **-6.7%** |
| 2013 | 1.4% | -2.9% | 1.2% | 1.0% | -2.9% | -3.2% | -0.3% | | | | | | **-5.7%** |

### Legacy 1 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2009 | | | | -1.6% | 1.7% | -3.1% | -1.1% | 1.3% | 1.2% | -2.4% | 4.0% | -3.2% | **-3.4%** |
| 2010 | -7.8% | 0.8% | 4.2% | 1.8% | -3.5% | 0.0% | -1.5% | 2.9% | 3.2% | 4.4% | -2.3% | 4.7% | **6.1%** |
| 2011 | -0.4% | 2.4% | -2.2% | 3.8% | -6.6% | -3.6% | 3.2% | -1.6% | -1.5% | -4.3% | -0.4% | 0.1% | **-11.0%** |
| 2012 | 0.2% | 1.0% | -2.0% | 0.2% | 6.2% | -4.6% | 3.7% | -1.1% | -1.9% | -5.5% | -0.4% | 0.7% | **-4.0%** |
| 2013 | 1.7% | -2.7% | 1.4% | 1.2% | -2.7% | -2.9% | 0.0% | | | | | | **-4.1%** |

### Global 1 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2009 | | | | -0.3% | 2.0% | -3.2% | -1.3% | 1.1% | 1.2% | -3.2% | 3.8% | -4.2% | **-4.3%** |
| 2010 | -7.8% | 0.7% | 3.7% | 1.5% | -2.2% | 0.3% | -2.5% | 2.7% | 2.0% | 3.7% | -2.1% | 3.6% | **2.9%** |
| 2011 | -0.7% | 2.0% | -1.9% | 2.9% | -6.5% | -3.3% | 3.1% | -1.3% | -1.3% | -4.0% | -0.4% | 0.1% | **-11.2%** |
| 2012 | 0.4% | 1.0% | -2.0% | 0.3% | 6.3% | -4.6% | 3.9% | -1.2% | -1.8% | -5.4% | -0.4% | 0.8% | **-3.3%** |
| 2013 | 1.7% | -2.6% | 1.5% | 1.2% | -2.6% | -2.8% | 0.0% | | | | | | **-3.7%** |

### Global 3 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2009 | | | | -0.4% | 1.8% | -3.5% | -1.4% | 0.9% | 1.0% | -3.4% | 3.5% | -4.4% | **-6.0%** |
| 2010 | -8.0% | 0.5% | 3.4% | 1.3% | -2.4% | 0.1% | -2.7% | 2.5% | 1.8% | 3.5% | -2.3% | 3.4% | **0.7%** |
| 2011 | -0.9% | 1.8% | -2.0% | 2.8% | -6.7% | -3.5% | 2.9% | -1.4% | -1.5% | -4.2% | -0.6% | -0.1% | **-13.0%** |
| 2012 | 0.2% | 0.8% | -2.1% | 0.1% | 6.2% | -4.7% | 3.7% | -1.3% | -2.0% | -5.5% | -0.6% | 0.6% | **-5.2%** |
| 2013 | 1.5% | -2.8% | 1.3% | 1.1% | -2.8% | -3.0% | -0.2% | | | | | | **-4.9%** |

## A, B and Legacy Units

### Trading Performance by Sector


5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
July
YTD

Performance reported is gross of fees and expenses.

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 25% | 14% | 28% | 12% | 12% | 9% |

## Global Units

### Trading Performance by Sector


5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
July
YTD

Performance reported is gross of fees and expenses.

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 25% | 14% | 28% | 12% | 12% | 9% |

### Sector Positions at Month-End


Commodities 35%
Financials 65%
Energies 14%
Grains 12%
Metals 9%
Currencies 25%
Equities 28%
Fixed Income 12%
Sep 12
Oct 12
Nov 12
Dec 12
Jan 13
Feb 13
Mar 13
Apr 13
May 13
Jun 13
Jul 13
Short position
Long position

## Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

## Grant Park Fund At-A-Glance

| Product | Legacy Units | Global Units | | A and B Units |
|---|---|---|---|---|
| Class | 1 | 1 | 3 | Closed to New Investment |
| Account Type | Fee-based | Fee-based | Commission-based | |
| Minimum Investment | $10,000 | $5,000 | $5,000 | |
| Retirement Account | $1,000 | $1,000 | $1,000 | |
| Trading Strategy | Traditional, systematic, medium- to long-term trend-trading philosophy employed by Grant Park for the past 20 years. | Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes. | | |
| Breakeven Level | 5.44% | 4.79% | 7.17% | |
| Redemptions | Monthly after 90 days | Monthly after 90 days | Monthly after 90 days | |
| Penalty | No | No | 1.5% on a declining scale 0.5% per quarter | |
| Sectors Traded | 6 | 6 | 6 | |
| Eligibility | Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth. | Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth. | | |

## Statistics

| Statistics Since Inception - Class A Units[1] January 1989 - July 2013 | |
|---|---|
| Total Fund Assets (A,B, Legacy, Global) | $530M |
| 12-Month Return | -13.8% |
| Average 12-Month Return | 16.1% |
| 36-Month Cumulative Return | -12.8% |
| 60-Month Cumulative Return | -21.1% |
| Compounded Annualized ROR | 11.6% |
| 3-Year Compounded Annualized ROR | -4.5% |
| 5-Year Compounded Annualized ROR | -4.6% |
| 10-Year Compounded Annualized ROR | 0.4% |
| Worst Drawdown (5/89 - 10/89) | -38.9% |
| Worst Drawdown Last 5 Years (1/09 - 7/13) | -26.7% |
| Average 1-month Gain | 6.3% |
| Average 1-month Loss | -4.2% |
| # of Winning Months | 151 |
| # of Losing Months | 144 |

| Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] July 2003 - June 2013 | | |
|---|---|---|
| ↑↓ | Moved in Opposite Directions | 43% |
| ↑↑ | Positive Results for Both | 35% |
| ↓↓ | Negative Results for Both | 22% |

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

## Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

**Average 12-Month Return:** The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

**Compounded Annualized Rate of Return (ROR):** This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

**Correlation:** This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

**Drawdown:** A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

**Net Asset Value per Unit:** This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.